STATEMENT OF ADDITIONAL INFORMATION

            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT

                                   ISSUED BY

                    FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                                      AND

                       FIRST COVA LIFE INSURANCE COMPANY



THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1999 FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644,
(800) 831-LIFE.

THIS  STATEMENT  OF  ADDITIONAL  INFORMATION  IS  DATED MAY 1, 1999.


                               TABLE OF CONTENTS




                                                                Page


COMPANY.......................................................   3

EXPERTS.......................................................   3

LEGAL  OPINIONS..............................................    3

DISTRIBUTION.................................................    4

CALCULATION OF PERFORMANCE  INFORMATION......................    4
Total  Return................................................    4
Historical  Unit  Values.....................................    5
Reporting  Agencies..........................................    5
Performance Information......................................    6

FEDERAL TAX STATUS...........................................    7
General......................................................    7
Diversification..............................................    8
Multiple  Contracts..........................................    9
Contracts  Owned  by  Other  than  Natural  Persons..........    9
Tax  Treatment  of  Assignments and Transfer of Ownership....   10
Income  Tax  Withholding.....................................   10
Tax  Treatment  of  Withdrawals - Non-Qualified  Contracts...   10
Qualified  Plans.............................................   11
Tax  Treatment  of  Withdrawals  -  Qualified  Contracts.....   12

ANNUITY  PROVISIONS..........................................   13
Variable  Annuity............................................   13
Fixed  Annuity...............................................   13
Annuity  Unit Value..........................................   14
Net  Investment  Factor......................................   14
Mortality  and  Expense  Guarantee...........................   14

FINANCIAL  STATEMENTS........................................   14

                                    COMPANY

First Cova Life Insurance Company (the "Company") was organized under the laws of the state of New York on December 31, 1992. The Company is presently licensed to do business only in the state of New York. The Company is a wholly-owned subsidiary of Cova Financial Services Life Insurance Company ("Cova Life"), a Missouri insurance company. On December 31, 1992, Cova Life acquired Wausau Underwriters Life Insurance Company ("Wausau"), a stock life insurance company organized under the laws of the state of Wisconsin. On April 16, 1993, Wausau was merged into the Company, with the Company as the surviving corporation.

On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company ("General American") purchased Cova Life from Xerox Financial Services, Inc. The acquisition of Cova Life included related companies, including the Company. On June 1, 1995, the Company changed its name to First Cova Life Insurance Company.

General American is a St. Louis-based mutual company with more than $300 billion of life insurance in force and approximately $24 billion in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.

                                    EXPERTS

The statutory statements of admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 1998 and 1997, and the related statutory statements of operations, capital stock and surplus, and cash flow for each of the years in the three-year period ended December 31, 1998, and the statement of assets and liabilities of the Separate Account as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for the year then ended and the statement of changes in net assets for the period from commencement of operations through December 31, 1997, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.

                                 DISTRIBUTION

Cova Life Sales Company ("Life Sales") acts as the distributor. Prior to June 1, 1995, Cova Life Sales Company was known as Xerox Life Sales Company. Life Sales is an affiliate of the Company. The offering is on a continuous basis.

                     CALCULATION OF PERFORMANCE INFORMATION

TOTAL  RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Premium, a .15% Administrative Expense Charge, the expenses for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Withdrawal Charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Withdrawal Charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                             n
                               P  (  1  +  T)  =  ERV

Where:
     P    = a  hypothetical  initial  payment  of  $1,000
     T    = average  annual  total  return
     n    = number  of  years
   ERV    = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

HISTORICAL  UNIT  VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING  AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies.The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

PERFORMANCE INFORMATION

The Select Equity, Small Cap Stock, Large Cap Stock, International Equity, Quality Bond and Bond Debenture Portfolios of Cova Series Trust were available under the contract starting February 3, 1997 and the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios of Cova Series Trust were available under the contract on November 15, 1997. The Money Market Fund of General American Capital Company became available under the Contract on May 1, 1997. However, these funds have been in existence for some time and consequently have an investment performance history. In order to demonstrate how investment experience of these Portfolios affects Accumulation Unit values, performance information was developed. The information is based upon the historical experience of the Portfolios and is for the periods shown. The prospectus contains performance information.

Future performance of the Portfolios will vary and the results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown. The performance of the Portfolios is calculated for a specified period of time by assuming an initial Purchase Payment of $1,000 allocated to the Portfolio. There are performance figures for the Accumulation Units which reflect the insurance charges as well as the portfolio expenses. There are also performance figures for the Accumulation Units which reflect the insurance charges, the contract maintenance charge, the portfolio expenses, and assume that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected. The percentage increases (decreases) are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value. The performance may also show figures when no withdrawal is assumed.


                               FEDERAL TAX STATUS

GENERAL

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions. The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will
be  managed  in  such  a  manner  as  to  comply   with  these   diversification
requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE  CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX  TREATMENT  OF  ASSIGNMENTS AND TRANSFER OF OWNERSHIP

An assignment, pledge or transfer of ownership of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign, pledge or transfer ownership of their Contracts.

INCOME  TAX  WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX  TREATMENT  OF  WITHDRAWALS  -  NON-QUALIFIED  CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.


With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED  PLANS

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing Qualified Contracts.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). THE CONTRACTS ARE NOT AVAILABLE AS QUALIFIED CONTRACTS UNTIL AN IRA ENDORSEMENT IS APPROVED BY THE STATE OF NEW YORK INSURANCE DEPARTMENT. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX  TREATMENT  OF  WITHDRAWALS  -  QUALIFIED  CONTRACTS

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Annuitant to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Annuitant for amounts paid during the taxable year for medical care; (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Annuitant and his or her spouse and dependents if the Annuitant has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Annuitant has been re-employed for at least 60 days); (f) distributions from an Individual Retirement Annuity made to the Annuitant to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Annuitant for the taxable year; and (g) distributions from an Individual Retirement Annuity made to the Annuitant which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).


With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                              ANNUITY PROVISIONS

VARIABLE  ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account. At the Annuity Date, the Contract Value in each investment portfolio will be applied to the applicable Annuity Tables. The Annuity Table used will depend upon the Annuity Option chosen. If, as of the Annuity Date, the then current Annuity Option rates applicable to this class of Contracts provide a first Annuity Payment greater than guaranteed under the same Annuity Option under this Contract, the greater payment will be made. The dollar amount of Annuity Payments after the first is determined as follows:

     (1) the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.

     (2) the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

     The total dollar amount of each Variable Annuity Payment is the sum of all investment portfolios' Variable Annuity Payments reduced by the applicable Contract Maintenance Charge.

FIXED  ANNUITY

A fixed annuity is a series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The General Account Value on the day immediately preceding the Annuity Date will be used to determine the Fixed Annuity monthly payment. The first monthly Annuity Payment will be based upon the Annuity Option elected and the appropriate Annuity Option Table.

ANNUITY  UNIT VALUE

The value of an Annuity Unit for each investment portfolio was arbitrarily set initially at $10. This was done when the first investment portfolio shares were purchased. The investment portfolio Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the investment portfolio Annuity Unit value for the immediately preceding Valuation Period by the product of (a) the Net Investment Factor for the day for which the Annuity Unit value is being calculated, and (b) 0.999919.

NET  INVESTMENT  FACTOR

The Net Investment Factor for any investment portfolio for any Valuation Period is determined by dividing:

     (a) the Accumulation Unit value as of the close of the current Valuation Period, by

     (b) the Accumulation Unit value as of the close of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, as the Annuity Unit value may increase or decrease.

MORTALITY  AND  EXPENSE  GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

                             FINANCIAL STATEMENTS

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.



                               FIRST COVA VARIABLE
                               ANNUITY ACCOUNT ONE

                              Financial Statements

                           December 31, 1998 and 1997

                   (With Independent Auditors' Report Thereon)



                          INDEPENDENT AUDITORS' REPORT



     The Contract Owners of Cova Variable Annuity Account One, Board of Directors and Shareholder of First Cova Life Insurance Company:


     We have audited the accompanying statement of assets and liabilities of the Bond Debenture, Developing Growth, Large Cap Research, Mid-Cap Value, Quality Bond, Small Cap Stock, Large Cap Stock, Select Equity, and International Equity sub-accounts (investment options within the Cova Series Trust), the Growth and Income sub-account (investment option within the Lord Abbett Series Fund, Inc.), and the Money Market sub-account (investment option within the General American Capital Company) of First Cova Variable Annuity Account One of First Cova Life Insurance Company (the Separate Account), as of December 31, 1998, and the related statement of operations for the year then ended, and statement of changes in net assets for the year then ended, and the period from commencement of operations through December 31, 1997. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the sub-accounts of First Cova Variable Annuity Account One of First Cova Life Insurance Company as of December 31, 1998, and the results of their operations, and the changes in their net assets for each of the periods presented, in conformity with generally accepted accounting principles.






     Chicago, Illinois
     March 1, 1999


                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                       Statement of Assets and Liabilities

                                December 31, 1998


Assets:
    Investments:
      Cova Series Trust (Trust):
        Bond Debenture Portfolio - 12,987 shares at a net asset value of $12.38 per share (cost:  $158,170)        $     160,789
        Developing Growth Portfolio - 164 shares at a net asset value of $11.24 per share (cost:  $1,723)                  1,844
        Large Cap Research Portfolio - 2,681 shares at a net asset value of $11.96 per share (cost:  $29,121)             32,079
        Mid-Cap Value Portfolio - 1,467 shares at a net asset value of $10.58 per share (cost:  $15,435)                  15,522
        Quality Bond Portfolio - 6,227 shares at a net asset value of $11.02 per share (cost:  $65,574)                   68,615
        Small Cap Stock Portfolio - 2,813 shares at a net asset value of $11.98 per share (cost:  $33,316)                33,710
        Large Cap Stock Portfolio - 7,181 shares at a net asset value of $18.12 per share (cost:  $108,380)              130,087
        Select Equity Portfolio - 5,502 shares at a net asset value of $16.08 per share (cost:  $77,845)                  88,453
        International Equity Portfolio - 6,973 shares at a net asset value of $12.86 per share (cost:  $84,527)           89,654
      Lord Abbett Series Fund, Inc. (Lord Abbett) Growth and Income Portfolio -
        15,147 shares at a net asset value of $20.65 per share (cost:  $310,389)                                         312,770
      General American Capital Company (GACC) Money Market Portfolio -
        1,247 shares at a net asset value of $19.25 per share (cost:  $24,000)                                            24,011
                                                                                                                      -----------

             Total assets                                                                                          $     957,534
                                                                                                                      ===========

Liabilities:
    Trust Bond Debenture                                                                                           $           6
    Trust Large Cap Research                                                                                                   1
    Trust Mid-Cap Value                                                                                                        1
    Trust Quality Bond                                                                                                         3
    Trust Small Cap Stock                                                                                                      1
    Trust Large Cap Stock                                                                                                      5
    Trust Select Equity                                                                                                        3
    Trust International Equity                                                                                                 3
    Lord Abbett Growth and Income                                                                                             12
    GACC Money Market                                                                                                          3
                                                                                                                      -----------

             Total liabilities                                                                                     $          38
                                                                                                                      ===========

Net assets:
    Trust Bond Debenture - 11,913 accumulation units at $13.496763 per unit                                        $     160,783
    Trust Developing Growth - 167 accumulation units at $11.068002 per unit                                                1,844
    Trust Large Cap Research - 2,713 accumulation units at $11.825475 per unit                                            32,078
    Trust Mid-Cap Value - 1,487 accumulation units at $10.437999 per unit                                                 15,521
    Trust Quality Bond - 5,759 accumulation units at $11.914486 per unit                                                  68,612
    Trust Small Cap Stock - 2,679 accumulation units at $12.583415 per unit                                               33,709
    Trust Large Cap Stock - 6,695 accumulation units at $19.428714 per unit                                              130,082
    Trust Select Equity - 5,207 accumulation units at $16.987197 per unit                                                 88,450
    Trust International Equity - 6,954 accumulation units at $12.891430 per unit                                          89,651
    Lord Abbett Growth and Income - 9,112 accumulation units at $34.325420 per unit                                      312,758
    GACC Money Market - 2,161 accumulation units at $11.109941 per unit                                                   24,008
                                                                                                                      -----------

             Total net assets                                                                                      $     957,496
                                                                                                                      ===========


See accompanying notes to financial statements.

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                             Statement of Operations

                          Year ended December 31, 1998




                                                                                        TRUST
                                                     ----------------------------------------------------------------------------
                                                         Bond             Developing      Large Cap      Mid-Cap       Quality
                                                         Debenture          Growth        Research        Value         Bond
                                                     --------------   ---------------  ---------------  -----------   ---------
Income -
    dividends                                      $       3,976              --                48            13         1,502
                                                     --------------   ---------------  ---------------  -----------   ---------

Expenses:
    Mortality and expense risk fee                         1,723               1               196            97           742
    Administrative fee                                       207              --                23            12            89
                                                     --------------   ---------------  ---------------  -----------   ---------

             Total expenses                                1,930               1               219           109           831
                                                     --------------   ---------------  ---------------  -----------   ---------

             Net investment income (loss)                  2,046              (1)             (171)          (96)          671
                                                     --------------   ---------------  ---------------  -----------   ---------

Realized gain (loss) on investments:
    Realized gain (loss) on sale of
      fund shares                                             20              --                 3            (4)           64
    Realized gain distributions                            1,546              --                --            --            --
                                                     --------------   ---------------  ---------------  -----------   ---------

             Net realized gain (loss)                      1,566              --                 3            (4)           64
                                                     --------------   ---------------  ---------------  -----------   ---------

Change in unrealized appreciation
    during the year                                        2,573             121             2,958            87         2,940
                                                     --------------   ---------------  ---------------  -----------   ---------

Net increase (decrease) in net assets
    from operations                                $       6,185             120             2,790           (13)        3,675
                                                     ==============   ===============  ===============  ===========   =========


See accompanying notes to financial statements.


                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                             Statement of Operations

                          Year ended December 31, 1998




                                                                           Trust
                                                     -------------------------------------------------------------
                                                          Small Cap      Large Cap     Select         International
                                                          Stock          Stock         Equity         Equity
                                                       ------------   --------------  ----------  ----------------
Income -
    dividends                                      $          17             212            124          1,119
                                                       ------------   --------------  ----------  ----------------

Expenses:
    Mortality and expense risk fee                           196             981            581            816
    Administrative fee                                        24             118             70             98
                                                       ------------   --------------  ----------  ----------------

             Total expenses                                  220           1,099            651            914
                                                       ------------   --------------  ----------  ----------------

             Net investment income (loss)                   (203)           (887)          (527)           205
                                                       ------------   --------------  ----------  ----------------

Realized gain (loss) on investments:
    Realized gain (loss) on sale of
      fund shares                                            (11)            210             37             28
    Realized gain distributions                              443             697          2,479             14
                                                       ------------   --------------  ----------  ----------------

             Net realized gain (loss)                        432             907          2,516             42
                                                       ------------   --------------  ----------  ----------------

Change in unrealized appreciation
    during the year                                           91          22,305          9,506          7,092
                                                       ------------   --------------  ----------  ----------------

Net increase (decrease) in net assets
    from operations                                $         320          22,325         11,495          7,339
                                                       ============   ==============  ==========  ================


See accompanying notes to financial statements.

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                             Statement of Operations

                          Year ended December 31, 1998




                                                       LORD ABBETT       GACC
                                                    ---------------------------
                                                        Growth and       Money
                                                        Income           Market      Total
                                                    ---------------  ------------------------
Income -
    dividends                                      $      4,585           --          11,596
                                                    ---------------  ----------   -----------

Expenses:
    Mortality and expense risk fee                        3,059            3           8,395
    Administrative fee                                      367           --           1,008
                                                    ---------------  ----------   -----------

             Total expenses                               3,426            3           9,403
                                                    ---------------  ----------   -----------

             Net investment income (loss)                 1,159           (3)          2,193
                                                    ---------------  ----------   -----------

Realized gain (loss) on investments:
    Realized gain (loss) on sale of
      fund shares                                            12           --             359
    Realized gain distributions                          14,742           --          19,921
                                                    ---------------  ----------   -----------

             Net realized gain (loss)                    14,754           --          20,280
                                                    ---------------  ----------   -----------

Change in unrealized appreciation
    during the year                                      10,125           11          57,809
                                                    ---------------  ----------   -----------

Net increase (decrease) in net assets
    from operations                                $     26,038            8          80,282
                                                    ===============  ==========   ===========


See accompanying notes to financial statements.

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                       Statement of Changes in Net Assets

                          Year ended December 31, 1998




                                                                                               TRUST
                                                 -----------------------------------------------------------------------------
                                                      Bond            Developing      Large Cap       Mid-Cap      Quality
                                                     Debenture        Growth          Research        Value         Bond
                                                 ---------------  ---------------  --------------  -------------  ----------
Increase (decrease) in net assets from
   operations:
      Net investment income (loss)             $        2,046              (1)            (171)           (96)          671
      Net realized gain (loss)                          1,566              --                3             (4)           64
      Unrealized appreciation
        during the year                                 2,573             121            2,958             87         2,940
                                                 ---------------  ---------------  --------------  -------------  ----------

             Net increase (decrease)
               from operations                          6,185             120            2,790            (13)        3,675
                                                 ---------------  ---------------  --------------  -------------  ----------

Contract transactions:
    Payments received from contract
      owners                                           25,475              --           28,039         14,334        34,865
    Transfers between sub-accounts
      (including fixed account), net                   16,036           1,724            1,249          1,200         8,993
    Transfers for contract benefits
      and terminations                                 (1,924)             --               --             --        (1,989)
                                                 ---------------  ---------------  --------------  -------------  ----------

             Net increase in
               net assets from
               contract transactions                   39,587           1,724           29,288         15,534        41,869
                                                 ---------------  ---------------  --------------  -------------  ----------

             Net increase
               in net assets                           45,772           1,844           32,078         15,521        45,544

Net assets at beginning of period                     115,011              --               --             --        23,068
                                                 ---------------  ---------------  --------------  -------------  ----------

Net assets at end of period                    $      160,783           1,844           32,078         15,521        68,612
                                                 ===============  ===============  ==============  =============  ==========


See accompanying notes to financial statements.

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                       Statement of Changes in Net Assets

                          Year ended December 31, 1998





                                                 ---------------------------------------------------------------
                                                     Small Cap      Large Cap       Select       International
                                                      Stock           Stock         Equity          Equity
                                                 ---------------   --------------  ----------  -----------------
Increase (decrease) in net assets from
   operations:
      Net investment income (loss)             $         (203)            (887)         (527)           205
      Net realized gain (loss)                            432              907         2,516             42
      Unrealized appreciation
        during the year                                    91           22,305         9,506          7,092
                                                 ---------------   --------------  ----------  -----------------

             Net increase (decrease)
               from operations                            320           22,325        11,495          7,339
                                                 ---------------   --------------  ----------  -----------------

Contract transactions:
    Payments received from contract
      owners                                            9,652           35,989        39,613         16,232
    Transfers between sub-accounts
      (including fixed account), net                   16,587           31,944        18,967         22,607
    Transfers for contract benefits
      and terminations                                      4           (1,975)         (191)          (501)
                                                 ---------------   --------------  ----------  -----------------

             Net increase in
               net assets from
               contract transactions                   26,243           65,958        58,389         38,338
                                                 ---------------   --------------  ----------  -----------------

             Net increase
               in net assets                           26,563           88,283        69,884         45,677

Net assets at beginning of period                       7,146           41,799        18,566         43,974
                                                 ---------------   --------------  ----------  -----------------

Net assets at end of period                    $       33,709          130,082        88,450         89,651
                                                 ===============   ==============  ==========  =================


See accompanying notes to financial statements.

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                       Statement of Changes in Net Assets

                          Year ended December 31, 1998




                                                       LORD ABBETT     GACC
                                                   ----------------  ----------
                                                       Growth and     Money
                                                       Income         Market        Total
                                                   ----------------  ----------  ------------
Increase (decrease) in net assets from
   operations:
      Net investment income (loss)             $          1,159             (3)        2,193
      Net realized gain (loss)                           14,754             --        20,280
      Unrealized appreciation
        during the year                                  10,125             11        57,809
                                                   ----------------  ----------  ------------

             Net increase (decrease)
               from operations                           26,038              8        80,282
                                                   ----------------  ----------  ------------

Contract transactions:
    Payments received from contract
      owners                                             66,977         24,000       295,176
    Transfers between sub-accounts
      (including fixed account), net                     50,718             --       170,025
    Transfers for contract benefits
      and terminations                                   (2,035)            --        (8,611)
                                                   ----------------  ----------  ------------

             Net increase in
               net assets from
               contract transactions                    115,660         24,000       456,590
                                                   ----------------  ----------  ------------

             Net increase
               in net assets                            141,698         24,008       536,872

Net assets at beginning of period                       171,060             --       420,624
                                                   ----------------  ----------  ------------

Net assets at end of period                    $        312,758         24,008       957,496
                                                   ================  ==========  ============

See accompanying notes to financial statements.

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                       Statement of Changes in Net Assets

                         Period ended December 31, 1997


                                                                                           TRUST
                                                                 --------------------------------------------------------
                                                                     BOND         QUALITY      SMALL CAP     LARGE CAP
                                                                   Debenture        BOND        STOCK          STOCK
                                                                 --------------   ---------   -----------  --------------

Increase (decrease) in net assets from operations:
      Net investment income (loss)                             $        3,013          552            (2)           30
      Net realized gain (loss)                                             91           98             3         2,190
      Unrealized appreciation
        during the year                                                    46          101           303          (598)
                                                                 --------------   ---------   -----------  --------------

             Net increase (decrease)
               from operations                                          3,150          751           304         1,622
                                                                 --------------   ---------   -----------  --------------

Contract transactions:
    Payments received from contract
      owners                                                           89,575           --         5,151        14,027
    Transfers between sub-accounts
      (including fixed account), net                                     (381)        (350)           (9)         (341)
    Transfers for contract benefits
      and terminations                                                 22,667       22,667         1,700        26,491
                                                                 --------------   ---------   -----------  --------------

             Net increase in net assets
               from contract transactions                             111,861       22,317         6,842        40,177
                                                                 --------------   ---------   -----------  --------------

             Net increase in net assets                               115,011       23,068         7,146        41,799

Net assets at beginning of period                                          --           --            --            --
                                                                 --------------   ---------   -----------  --------------

Net assets at end of period                                    $      115,011       23,068         7,146        41,799
                                                                 ==============   =========   ===========  ==============

See accompanying notes to financial statements.

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                       Statement of Changes in Net Assets

                         Period ended December 31, 1997




                                                                          TRUST                     LORD ABBETT
                                                                 ------------------------------   ---------------
                                                                    SELECT      INTERNATIONAL       GROWTH AND
                                                                    EQUITY         EQUITY             INCOME         TOTAL
                                                                   ---------   ----------------   ---------------  -----------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                             $          4             126              1,914          5,637
      Net realized gain (loss)                                           31             214             12,091         14,718
      Unrealized appreciation
        during the year                                               1,102          (1,965)            (7,744)        (8,755)
                                                                   ---------   ----------------   ---------------  -----------

             Net increase (decrease)
               from operations                                        1,137          (1,625)             6,261         11,600
                                                                   ---------   ----------------   ---------------  -----------

Contract transactions:
    Payments received from contract
      owners                                                         14,032          31,664            134,766        289,215
    Transfers between sub-accounts
      (including fixed account), net                                   (145)             52               (851)        (2,025)
    Transfers for contract benefits
      and terminations                                                3,542          13,883             30,884        121,834
                                                                   ---------   ----------------   ---------------  -----------

             Net increase in net assets
               from contract transactions                            17,429          45,599            164,799        409,024
                                                                   ---------   ----------------   ---------------  -----------

             Net increase in net assets                              18,566          43,974            171,060        420,624

Net assets at beginning of period                                        --              --                 --             --
                                                                   ---------   ----------------   ---------------  -----------

Net assets at end of period                                    $     18,566          43,974            171,060        420,624
                                                                   =========   ================   ===============  ===========

See accompanying notes to financial statements.




                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                          Notes to Financial Statements

                           December 31, 1998 and 1997



  (1)   ORGANIZATION

        First Cova Variable Annuity Account One (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by First Cova Life Insurance Company (Cova) and exists in accordance with the regulations of the New York Department of Insurance. The Separate Account is a funding vehicle for variable annuity contracts issued by Cova.

        The Separate Account is divided into sub-accounts with the assets of each sub-account invested in the corresponding portfolios of the following investment companies:

        Cova Series Trust (Trust)                           9 portfolios
        Lord Abbett Series Fund, Inc. (Lord Abbett)         1 portfolio
        General American Capital Company (GACC)             1 portfolio

        Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940 as amended. Not all sub-accounts are available for investment depending upon the terms of the variable annuity contracts offered for sale by Cova.

  (2)   SIGNIFICANT ACCOUNTING POLICIES

        (A)   INVESTMENT VALUATION

              Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios, which value their investment securities at fair value. The average cost method is used to compute the realized gains and losses on the sale of portfolio shares owned by the sub-accounts. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

        (B)   REINVESTMENT OF DISTRIBUTIONS

              With the exception of the GACC Money Market Fund, dividends and gains from realized gain distributions are reinvested in additional shares of the portfolio.

              GACC follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized capital gains are deemed to pass through to the Separate Account. As a result, GACC does not distribute dividends and realized gains. During December of each year, the accumulated net investment income and realized capital gains of the GACC Money Market Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account.

        (C)   FEDERAL INCOME TAXES

              The operations of the Separate Account are included in the federal income tax return of Cova, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, Cova believes it will be treated as the owner of the Separate Account assets for federal income tax purposes and does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable annuity contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

  (3)   SEPARATE ACCOUNT EXPENSES

        Cova deducts a daily charge from the net assets of the Separate Account equivalent to an annual rate of 1.25% for the assumption of mortality and expense risks and 0.15% for administrative expenses. The mortality risks assumed by Cova arise from its contractual obligation to make annuity payments after the annuity date for the life of the annuitant and to waive the withdrawal fee in the event of the death of the contract owner. The administrative fees cover the cost of establishing and maintaining the variable annuity contracts and the Separate Account.

  (4)   CONTRACT FEES

        There are no deductions made from purchase payments for sales fees at the time a variable annuity contract is purchased. However, if all or a portion of the contract value is withdrawn, a withdrawal fee may be assessed and deducted from the contract value or payment to the contract owner. The withdrawal fee is imposed on withdrawals of contract values attributable to purchase payments within seven years after receipt and is equal to 7% of the purchase payments withdrawn in the first and second years, 5% of the purchase payments withdrawn in the third, fourth, and fifth years, and 3% of the purchase payments withdrawn in the six and seventh years. After the first contract anniversary, provided the contract value exceeds $5000, the contract owner may make one withdrawal each contract year of up to 10% of the aggregate purchase payments (on deposit for more than one year) without incurring a surrender fee. There were no surrender fees deducted from the contract values in the Separate Account in 1998.

        An annual contract maintenance fee of $30 is imposed on all variable annuity contracts with contract values less than $50,000 on their policy anniversary. This fee covers the cost of contract administration for the previous year and is prorated between the sub-accounts and the fixed rate account to which the contract value is allocated. In 1998, contract maintenance fees of $117 were deducted from the contract values in the Separate Account.

        Subject to certain restrictions, the contract owner may transfer all or a part of the accumulated value of the contract among the available sub-accounts of the Separate Account and the fixed rate account offered by Cova. If more than 12 transfers have been made in the contract year, a transfer fee of $25 per transfer or, if less, 2% of amount transferred, will be deducted from the contract account value. Transfers made in the Dollar Cost Averaging program are not subject to the transfer fee. There were no transfer fees deducted from the contract values in the Separate Account in 1998.

        Cova currently advances any premium taxes due at the time purchase payments are made and then deducts premium taxes from the contract value at the time annuity payments begin. Cova reserves the right to deduct premium taxes when incurred.


                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                          Notes to Financial Statements

                           December 31, 1998 and 1997




  (5)   SUBSEQUENT EVENT

        On January 8, 1999, the Lord Abbett Growth and Income sub-account ceased operations and its assets were transferred to the Trust Lord Abbett Growth and Income sub-account which commenced operations on January 8, 1999. The Trust Lord Abbett Growth and Income sub-account invests in the Trust Lord Abbett Growth and Income Portfolio which commenced operations on January 8, 1999. The Trust Lord Abbett Growth and Income Portfolio is managed by Lord Abbett who also manages the Lord Abbett Growth and Income Portfolio.


                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                          Notes to Financial Statements

                           December 31, 1998 and 1997




(6)    UNIT FAIR VALUES

       A summary of accumulation unit values, net assets, performance returns, and expense ratios for each sub-account follows:





                                               Commenced           Accumulation Unit Value                Net Assets
                                                                -------------------------------   ----------------------------
                                              Operations             1998            1997             1998           1997
                                           ----------------     ---------------  --------------   -------------  -------------
       Trust Bond Debenture                   5/15/97        $       13.496763       12.882042         160,783        115,001
       Trust Developing Growth                11/23/98               11.068002              --           1,844             --
       Trust Large Cap Research                3/3/98                11.825475              --          32,078             --
       Trust Mid-Cap Value                     3/4/98                10.437999              --          15,521             --
       Trust Quality Bond                     5/15/97                11.914486       11.155130          68,612         23,068
       Trust Small Cap Stock                  3/17/97                12.583415       13.492111          33,709          7,146
       Trust Large Cap Stock                  3/11/97                19.428714       14.889594         130,082         41,799
       Trust Select Equity                    3/11/97                16.987197       14.053502          88,450         18,566
       Trust International Equity             3/11/97                12.891430       11.462941          89,651         43,974
       Lord Abbett Growth and Income*         3/11/97                34.325420       30.837096         312,758        171,060
       GACC Money Market                      12/28/98               11.109941              --          24,008             --
                                           ================     ===============  ==============   =============  =============

     * Sub-account ceased operations on January 8, 1999.
    ** Performance returns for sub-accounts that commenced operations during the year are not annualized. Expense ratios for sub-accounts that commenced operations during the year are annualized.


                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                          Notes to Financial Statements

                           December 31, 1998 and 1997




(6)    UNIT FAIR VALUES

       A summary of accumulation unit values, net assets, performance returns, and expense ratios for each sub-account follows:

                                                                                                       SEPARATE
                                                                                                        ACCOUNT
                                                                                                      Expenses to
                                                                                 Total                to Average
                                                         Commenced             Return**              Net Assets**
                                                                         ----------------------  ----------------------
                                                                         ----------------------  ----------  ----------
                                                        Operations         1998        1997        1998        1997
                                                     ----------------    ---------   ----------  ----------  ----------
       Trust Bond Debenture                             5/15/97              4.77 %       9.71        1.40        1.40
       Trust Developing Growth                          11/23/98             8.57           --        1.40          --
       Trust Large Cap Research                          3/3/98              8.01           --        1.40          --
       Trust Mid-Cap Value                               3/4/98             (5.54)          --        1.40          --
       Trust Quality Bond                               5/15/97              6.81         6.79        1.40        1.40
       Trust Small Cap Stock                            3/17/97             (6.74)       23.53        1.40        1.40
       Trust Large Cap Stock                            3/11/97             30.49        20.08        1.40        1.40
       Trust Select Equity                              3/11/97             20.88        19.47        1.40        1.40
       Trust International Equity                       3/11/97             12.46         2.87        1.40        1.40
       Lord Abbett Growth and Income*                   3/11/97             11.31        14.18        1.40        1.40
       GACC Money Market                                12/28/98               --           --          --          --
                                                     ================    =========   ==========  ==========  ==========

     * Sub-account ceased operations on January 8, 1999.
    ** Performance returns for sub-accounts that commenced operations during the year are not annualized. Expense ratios for sub-accounts that commenced operations during the year are annualized.


                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                          Notes to Financial Statements

                           December 31, 1998 and 1997




(7)    REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION

       The table below summarizes the realized gain (loss) on the sale of fund shares and the change in unrealized appreciation for each sub-account during the year.

                                                                              1998        1997
                                                                           -----------  ----------
       Realized gain (loss) on sale of fund shares:
         Trust Bond Debenture:
            Aggregate proceeds from sales of fund shares                 $      3,263      24,281
            Aggregate cost of fund shares redeemed                              3,243      24,204
                                                                           -----------  ----------

         Realized gain (loss)                                            $         20          77
                                                                           ===========  ==========

         Trust Developing Growth:
            Aggregate proceeds from sales of fund shares                 $          1          --
            Aggregate cost of fund shares redeemed                                  1          --
                                                                           -----------  ----------

         Realized gain (loss)                                            $         --          --
                                                                           ===========  ==========

         Trust Large Cap Research:
            Aggregate proceeds from sales of fund shares                 $        206          --
            Aggregate cost of fund shares redeemed                                203          --
                                                                           -----------  ----------

         Realized gain (loss)                                            $          3          --
                                                                           ===========  ==========

         Trust Mid-Cap Value:
            Aggregate proceeds from sales of fund shares                 $        105          --
            Aggregate cost of fund shares redeemed                                109          --
                                                                           -----------  ----------

         Realized gain (loss)                                            $         (4)         --
                                                                           ===========  ==========

         Trust Quality Bond:
            Aggregate proceeds from sales of fund shares                 $      2,573         172
            Aggregate cost of fund shares redeemed                              2,509         169
                                                                           -----------  ----------

         Realized gain (loss)                                            $         64           3
                                                                           ===========  ==========

         Trust Small Cap Stock:
            Aggregate proceeds from sales of fund shares                 $        205          17
            Aggregate cost of fund shares redeemed                                216          16
                                                                           -----------  ----------

         Realized gain (loss)                                            $        (11)          1
                                                                           ===========  ==========

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                          Notes to Financial Statements

                           December 31, 1998 and 1997




                                                                              1998        1997
                                                                           -----------  ----------
       Realized gain (loss) on sale of fund shares, continued:
         Trust Large Cap Stock:
            Aggregate proceeds from sales of fund shares                 $      2,908       1,700
            Aggregate cost of fund shares redeemed                              2,698       1,704
                                                                           -----------  ----------

         Realized gain (loss)                                            $        210          (4)
                                                                           ===========  ==========

         Trust Select Equity:
            Aggregate proceeds from sales of fund shares                 $        759       1,651
            Aggregate cost of fund shares redeemed                                722       1,650
                                                                           -----------  ----------

         Realized gain (loss)                                            $         37           1
                                                                           ===========  ==========

         Trust International Equity:
            Aggregate proceeds from sales of fund shares                 $      1,440      25,579
            Aggregate cost of fund shares redeemed                              1,412      25,395
                                                                           -----------  ----------

         Realized gain (loss)                                            $         28         184
                                                                           ===========  ==========

         Lord Abbett Growth and Income:
            Aggregate proceeds from sales of fund shares                 $      3,648      74,949
            Aggregate cost of fund shares redeemed                              3,636      73,502
                                                                           -----------  ----------

         Realized gain (loss)                                            $         12       1,447
                                                                           ===========  ==========

         GACC Money Market:
            Aggregate proceeds from sales of fund shares                 $         --          --
            Aggregate cost of fund shares redeemed                                 --          --
                                                                           -----------  ----------

         Realized gain (loss)                                            $         --          --
                                                                           ===========  ==========

       Unrealized appreciation (depreciation):
         Trust Bond Debenture:
            Appreciation (depreciation), end of period                   $      2,619          46
            Appreciation (depreciation), beginning of period                       46          --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $      2,573          46
                                                                           ===========  ==========

         Trust Developing Growth:
            Appreciation (depreciation), end of period                   $        121          --
            Appreciation (depreciation), beginning of period                       --          --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $        121          --
                                                                           ===========  ==========

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                          Notes to Financial Statements

                           December 31, 1998 and 1997




                                                                              1998        1997
                                                                           -----------  ----------
       Unrealized appreciation (depreciation), continued:
         Trust Large Cap Research:
            Appreciation (depreciation), end of period                   $      2,958          --
            Appreciation (depreciation), beginning of period                       --          --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $      2,958          --
                                                                           ===========  ==========

         Trust Mid-Cap Value:
            Appreciation (depreciation), end of period                   $         87          --
            Appreciation (depreciation), beginning of period                       --          --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $         87          --
                                                                           ===========  ==========

         Trust Quality Bond:
            Appreciation (depreciation), end of period                   $      3,041         101
            Appreciation (depreciation), beginning of period                      101          --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $      2,940         101
                                                                           ===========  ==========

         Trust Small Cap Stock:
            Appreciation (depreciation), end of period                   $        394         303
            Appreciation (depreciation), beginning of period                      303          --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $         91         303
                                                                           ===========  ==========

         Trust Large Cap Stock:
            Appreciation (depreciation), end of period                   $     21,707        (598)
            Appreciation (depreciation), beginning of period                     (598)         --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $     22,305        (598)
                                                                           ===========  ==========

         Trust Select Equity:
            Appreciation (depreciation), end of period                   $     10,608       1,102
            Appreciation (depreciation), beginning of period                    1,102          --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $      9,506       1,102
                                                                           ===========  ==========

         Trust International Equity:
            Appreciation (depreciation), end of period                   $      5,127      (1,965)
            Appreciation (depreciation), beginning of period                   (1,965)         --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $      7,092      (1,965)
                                                                           ===========  ==========

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                          Notes to Financial Statements

                           December 31, 1998 and 1997




                                                                              1998        1997
                                                                           -----------  ----------
       Unrealized appreciation (depreciation), continued:
         Lord Abbett Growth and Income:
            Appreciation (depreciation), end of period                   $      2,381      (7,744)
            Appreciation (depreciation), beginning of period                   (7,744)         --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $     10,125      (7,744)
                                                                           ===========  ==========

         GACC Money Market:
            Appreciation (depreciation), end of period                   $         11          --
            Appreciation (depreciation), beginning of period                       --          --
                                                                           -----------  ----------

         Unrealized appreciation (depreciation)                          $         11          --
                                                                           ===========  ==========


                                             FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                                                  Notes to Financial Statements

                                                   December 31, 1998 and 1997




(8)      UNIT TRANSACTIONS

         The change in the number of accumulation units is as follows:

                                                                                                    TRUST
                                                      --------------------------------------------------------------------------
                                                          Bond             Developing      Large Cap       Mid-Cap    Quality
                                                          Debenture        Growth          Research       Value         Bond
                                                      -------------------------------   ---------------------------  -----------
         Unit balance at 12/31/96
           Contract units purchased                         7,125              --               --            --             --
           Contract units transferred, net                  1,831              --               --            --          2,100
           Contract units redeemed                            (28)             --               --            --            (32)
                                                      --------------  ---------------   -------------  ------------  -----------

         Unit balance at 12/31/97                           8,928              --               --            --          2,068
           Contract units purchased                         1,929              --            2,602         1,370          3,068
           Contract units transferred, net                  1,205             167              111           117            794
           Contract units redeemed                           (149)             --               --            --           (171)
                                                      --------------  ---------------   -------------  ------------  -----------

         Unit balance at 12/31/98                          11,913             167            2,713         1,487          5,759
                                                      ==============  ===============   =============  ============  ===========

                     FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                          Notes to Financial Statements

                           December 31, 1998 and 1997




(8)      UNIT TRANSACTIONS

         The change in the number of accumulation units is as follows:

                                                                                                        LORD ABBETT      GACC
                                              ------------------------------------------------------  ----------------------------
                                                  Small Cap    Large Cap    Select      International    Growth and      Money
                                                  Stock        Stock        Equity      Equity           Income          Market
                                              --------------  -----------  ----------   ------------  --------------   -----------
         Unit balance at 12/31/96
           Contract units purchased                   390          978         1,037       2,663            4,526              --
           Contract units transferred, net            140        1,852           292       1,188            1,036              --
           Contract units redeemed                     --          (23)           (8)        (15)             (15)             --
                                              --------------  -----------  ----------   ------------  --------------   -----------

         Unit balance at 12/31/97                     530        2,807         1,321       3,836            5,547              --
           Contract units purchased                   711        2,093         2,639       1,307            2,036           2,161
           Contract units transferred, net          1,439        1,930         1,260       1,863            1,600              --
           Contract units redeemed                     (1)        (135)          (13)        (52)             (71)             --
                                              --------------  -----------  ----------   ------------  --------------   -----------

         Unit balance at 12/31/98                   2,679        6,695         5,207       6,954            9,112           2,161
                                              ==============  ===========  ==========   ============  ==============   ===========



                        FIRST COVA LIFE INSURANCE COMPANY

                   Statutory Financial Statements and Schedule

                        December 31, 1998, 1997, and 1996

                   (With Independent Auditors' Report Thereon)



                          INDEPENDENT AUDITORS' REPORT



     The Board of Directors and Shareholder
     First Cova Life Insurance Company:


     We have audited the accompanying statutory statements of admitted assets, liabilities, and capital stock and surplus of First Cova Life Insurance Company (the Company) as of December 31, 1998 and 1997, and the related statutory statements of operations, capital stock and surplus, and cash flow for each of the years in the three-year period ended December 31, 1998. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described more fully in note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are also described in note 2.

     In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of First Cova Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 1998.

     Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of First Cova Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 1998, on the basis of accounting described in note 2.

     Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in the accompanying schedule is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.






     Chicago, Illinois
     April 23, 1999

                        FIRST COVA LIFE INSURANCE COMPANY

              Statutory Statements of Admitted Assets, Liabilities,
                          and Capital Stock and Surplus

                           December 31, 1998 and 1997

                        (In thousands, except share data)


                          ADMITTED ASSETS                                              1998         1997
                                                                                    -----------  -----------
Bonds                                                                             $     58,302      159,738
Mortgage loans on real estate                                                               --        8,866
Policy loans                                                                                --       20,544
Cash and short-term investments                                                          5,894        3,026
                                                                                    -----------  -----------

             Total cash and investments                                                 64,196      192,174
                                                                                    -----------  -----------

Investment income due and accrued                                                          829        3,017
Federal income taxes recoverable                                                            --           66
Other assets                                                                                 8            9
                                                                                    -----------  -----------

             Total admitted assets excluding separate account assets                    65,033      195,266

Separate Account assets                                                                    958          421
                                                                                    -----------  -----------

             Total admitted assets                                                $     65,991      195,687
                                                                                    ===========  ===========

             LIABILITIES AND CAPITAL STOCK AND SURPLUS

Aggregate reserve for life policies and annuity contracts                         $     30,366      164,208
Supplementary contracts without life contingencies                                         288          120
Life policy and annuity contract claims                                                     (1)         726
Interest maintenance reserve                                                             3,192        1,583
General expenses due or accrued                                                             64           95
Transfers to Separate Accounts due or accrued                                              (31)         (21)
Taxes, licenses, and fees due or accrued
    excluding Federal income taxes                                                         216          220
Federal income taxes                                                                     1,393           --
Remittances and items not allocated                                                         22          (14)
Unearned investment income                                                                  --            3
Asset valuation reserve                                                                    523        1,529
Payable to parent, subsidiaries, and affiliates                                             20           35
Reinsurance payable to parent                                                            1,369        2,372
Checks outstanding                                                                         291           46
Accounts payable - security purchases                                                      480           --
                                                                                    -----------  -----------

             Total liabilities excluding separate account liabilities                   38,192      170,902

Separate Account liabilities                                                               958          421
                                                                                    -----------  -----------

             Total liabilities                                                          39,150      171,323
                                                                                    -----------  -----------

Common capital stock, $10 par value.  Authorized,
    issued, and outstanding 200,000 shares                                               2,000        2,000
Gross paid-in and contributed surplus                                                   11,501       11,501
Unassigned surplus                                                                      13,340       10,863
                                                                                    -----------  -----------

             Total capital stock and surplus                                            26,841       24,364
                                                                                    -----------  -----------

             Total liabilities and capital stock and surplus                      $     65,991      195,687
                                                                                    ===========  ===========

See accompanying notes to statutory financial statements.


                        FIRST COVA LIFE INSURANCE COMPANY

                       Statutory Statements of Operations

                  Years ended December 31, 1998, 1997, and 1996

                                 (In thousands)




                                                                                          1998          1997          1996
                                                                                       ------------  ------------   ----------
Income:
    Premiums and annuity considerations                                              $    (128,883)           --           --
    Deposit-type funds                                                                         948         6,851          569
    Considerations for supplementary contracts
      without life contingencies                                                               219            54           81
    Net investment income                                                                   13,813        13,771       13,507
    Amortization of interest maintenance reserve                                              (347)         (244)        (206)
    Separate Account net gain from operations
      excluding unrealized gains or losses                                                      11            --           --
    Separate Account administration fee income                                                   9             2           --
                                                                                       ------------  ------------   ----------

             Total income                                                                 (114,230)       20,434       13,951
                                                                                       ------------  ------------   ----------

Benefits and expenses:
    Death benefits                                                                           2,471         3,294        2,691
    Annuity benefits                                                                           383           365           --
    Surrender benefits and other fund withdrawals                                           12,758         7,222        8,719
    Interest on policy or contract funds                                                        47            11           10
    Payment on supplementary contracts without
      life contingencies                                                                        62            24           12
    Increase (decrease) in aggregate reserves
      for life policies and annuity contracts                                             (134,624)        5,904         (928)
    Increase in reserve for supplementary
      contracts without life contingencies                                                     168            30           66
    Commissions on premiums, annuity
      considerations and deposit-type funds                                                     44           239           20
    Commissions and expense allowances on
      reinsurance assumed                                                                      405           423          400
    General insurance expenses                                                                 679           966          663
    Insurance taxes, licenses, and fees,
      excluding Federal income taxes                                                          (170)          142           25
    Net transfers to Separate Accounts                                                         446           388           --
    Other expenses                                                                              --             1            1
                                                                                       ------------  ------------   ----------

             Total benefits and expenses                                                  (117,331)       19,009       11,679
                                                                                       ------------  ------------   ----------

Income from operations before Federal income taxes
    and realized capital gains                                                               3,101         1,425        2,272

Federal income tax expense, excluding
     tax on capital gains                                                                      837           145          445
                                                                                       ------------  ------------   ----------

             Net gain from operations before realized capital gains                          2,264         1,280        1,827

Realized capital gains (net of tax expense of $992 in 1998 and tax benefit of
    $89 and $111 in 1997 and 1996, respectively, and net of amounts transferred to the IMR of $1,263, $(122),
    and $(153) in 1998, 1997, and 1996, respectively)                                           --            --           --
                                                                                       ------------  ------------   ----------

             Net income                                                              $       2,264         1,280        1,827
                                                                                       ============  ============   ==========


See accompanying notes to statutory financial statements.


                        FIRST COVA LIFE INSURANCE COMPANY

                Statutory Statements of Capital Stock and Surplus

                  Years ended December 31, 1998, 1997, and 1996

                                 (In thousands)


                                                                                      1998        1997          1996
                                                                                    ---------   ---------     ---------
Capital stock - balance at beginning and end of year                              $    2,000       2,000         2,000
                                                                                    ---------   ---------     ---------

Gross paid-in and contributed surplus - balance at
   beginning and end of year                                                          11,501      11,501        11,501
                                                                                    ---------   ---------     ---------

Unassigned surplus:
    Balance at beginning of year                                                      10,863       9,642         8,028
    Net income (loss)                                                                  2,264       1,280         1,827
    Change in reserve on account of change in valuation basis                           (781)         --            --
    Change in asset valuation reserve                                                  1,005         (59)         (285)
    Other changes in surplus in Separate Accounts Statement                              (11)         --            --
    Prior period Federal Income Tax adjustment                                            --          --            72
                                                                                    ---------   ---------     ---------

Balance at end of year                                                                13,340      10,863         9,642
                                                                                    ---------   ---------     ---------

             Total capital stock and surplus                                      $   26,841      24,364        23,143
                                                                                    =========   =========     =========

See accompanying notes to statutory financial statements.

                        FIRST COVA LIFE INSURANCE COMPANY

                        Statutory Statements of Cash Flow

                  Years ended December 31, 1998, 1997, and 1996

                                 (In thousands)




                                                                                      1998          1997         1996
                                                                                   -----------   ------------  ---------
Cash from operations:
    Premiums and annuity considerations                                          $   (128,883)            --         --
    Deposit-type funds                                                                    948          6,852        569
    Considerations for supplementary contracts without
      life contingencies                                                                  219             54         81
    Net investment income                                                              15,912         13,310     13,499
    Separate Account administration fee income                                              9              2
    Miscellaneous income                                                                   --             --         72
                                                                                   -----------   ------------  ---------
                                                                                     (111,795)        20,218     14,221
                                                                                   -----------   ------------  ---------
    Death benefits                                                                      3,196          2,842      2,716
    Surrender benefits and other fund withdrawals                                      12,758          7,222      8,719
    Other benefits to policyholders, primarily annuity benefits                           495            399         23
    Commissions, other expenses, and taxes paid,
      excluding Federal income tax                                                      1,262          1,709      1,089
    Net transfers to Separate Accounts                                                    456            409         --
    Federal income taxes paid (recovered), excluding
      tax on capital gains                                                               (622)           544        156
                                                                                   -----------   ------------  ---------

                                                                                       17,545         13,125     12,703
                                                                                   -----------   ------------  ---------
             Net cash (used in) from operations                                      (129,340)         7,093      1,518
                                                                                   -----------   ------------  ---------

Cash from investments:
    Proceeds from investments sold, matured, or repaid:
      Bonds                                                                           118,066         40,473     40,506
      Mortgage loans                                                                   11,057            364      1,316
                                                                                   -----------   ------------  ---------

             Total investment proceeds                                                129,123         40,837     41,822
                                                                                   -----------   ------------  ---------

    Taxes (paid) recovered on capital losses                                             (721)            67         84
                                                                                   -----------   ------------  ---------

Cost of investments acquired:
    Bonds                                                                              14,981         44,688     41,686
    Mortgage loans                                                                      1,500            479         --
                                                                                   -----------   ------------  ---------

             Total investments acquired                                                16,481         45,167     41,686
                                                                                   -----------   ------------  ---------

Net increase (decrease) in policy loans                                               (20,544)         1,651      1,970
                                                                                   -----------   ------------  ---------

             Net cash from (used for) investments                                     132,465         (5,914)    (1,750)
                                                                                   -----------   ------------  ---------

Cash from (used in) financing and miscellaneous sources:

    Cash provided - other                                                                 761             13      2,015
    Cash applied - other                                                               (1,018)        (2,155)      (935)
                                                                                   -----------   ------------  ---------

             Net cash from financing and miscellaneous sources                           (257)        (2,142)     1,080
                                                                                   -----------   ------------  ---------

             Net change in cash and short-term investments                              2,868           (963)       848

Cash and short-term investments at beginning of year                                    3,026          3,989      3,141
                                                                                   -----------   ------------  ---------

Cash and short-term investments at end of year                                   $      5,894          3,026      3,989
                                                                                   ===========   ============  =========

See accompanying notes to statutory financial statements.


                        FIRST COVA LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 1998, 1997, and 1996


(1)     COMPANY OWNERSHIP AND NATURE OF BUSINESS

              COMPANY OWNERSHIP

              First Cova Life Insurance Company (the Company) is a wholly owned subsidiary of Cova Financial Services Life Insurance Company (CFSLIC), which is a downstream subsidiary of General American Life Insurance Company (GALIC), a Missouri domiciled life insurance company.

              NATURE OF BUSINESS

              The Company is licensed to do business in the state of New York. The Company markets and services single premium deferred annuities and variable annuities. Most of the policies issued present no significant mortality nor longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

              Under the deferred annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to seven years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders may also incur certain Federal income tax penalties on withdrawals.

              Under the variable annuity contracts, policyholder deposits are allocated to various separate account sub-accounts or the general accounts. A sub-account is valued at the sum of market values of the securities in its underlying investment portfolio. The contract value allocated to a sub-account will fluctuate based on the performance of the sub-accounts. The contract value allocated to the general accounts is credited with a fixed interest rate for a specified period. The Company may assess surrender fees against amounts withdrawn prior to the end of the withdrawal charge period. Policyholders also may incur certain federal income tax penalties on withdrawals.

              Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms, and banks, approximately 54% of the Company's sales were through Edward Jones and Company in 1998. Approximately 58% of the Company's sales were through Dreyfus Service Organization in 1997 and 91% of the Company's sales were through one specific brokerage firm, Advest, in 1996.

(2)     BASIS OF PRESENTATION

        The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which is a comprehensive basis of accounting other than generally accepted accounting principles. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners
        (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. All material transactions recorded by the Company during 1998, 1997, and 1996 are in conformity with prescribed practices.

        Generally accepted accounting principles (GAAP) differ in certain respects from the accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

        The major differences arise principally from the immediate expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the non-recognition of financial reinsurance for GAAP reporting, the establishment of an Asset Valuation Reserve as a contingent liability based on the credit quality of the Company's investment securities on a statutory basis, and the establishment of an Interest Maintenance Reserve on a statutory basis as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold. In addition, adjustments to record the carrying values of debt securities and certain equity securities at market are applied only under GAAP reporting.

        Another difference arises from Federal income taxes being charged to operations based on income that is currently taxable. Deferred income taxes are not provided for the tax effect of temporary differences between book and tax basis of assets and liabilities on a statutory basis.

        Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their estimated fair values and shareholder's equity to the net purchase price. Statutory accounting does not recognize the purchase method of accounting.

The following schedules set forth the adjustments to statutory net income and capital stock and surplus necessary to present them in accordance with generally accepted accounting principles (in thousands):

                                                                             1998          1997          1996
                                                                          ------------  ------------  -----------
Net income (loss):
    As reported under statutory accounting practices                   $       2,264         1,280        1,827
    Deferred acquisition costs                                                    51           477           48
    Change in reserve for policies and contracts                              (4,872)          344          409
    Interest maintenance reserve                                              (1,609)          122           53
    Deferred income taxes                                                      3,003          (827)        (642)
    Amortization of intangible assets and liabilities                         (4,370)         (216)        (189)
    Gain on securities due to reinsurance recapture                            1,986            --            --
    Other, net                                                                   766           421          163
                                                                          ------------  ------------  -----------

         As reported under generally accepted accounting
             principles                                                $      (2,781)        1,601        1,669
                                                                          ============  ============  ===========

                                                                             1998          1997          1996
                                                                          ------------  ------------  -----------

Capital stock and surplus:
    As reported under statutory accounting practices                   $      26,841        24,364       23,143
    Deferred acquisition costs                                                   576           525           48
    Reserves for policies and contracts                                          301         5,173        4,829
    Asset valuation reserve                                                      523         1,528        1,470
    Interest maintenance reserve                                               3,192         1,583        1,461
    Unrealized appreciation (depreciation) of investments                        897         2,964       (1,470)
    Deferred income taxes                                                      2,191        (1,163)         325
    Present value of future profits                                              491         3,350        5,572
    Goodwill                                                                   2,009         2,131        2,254
    Other, net                                                                    --            --           (5)
                                                                          ------------  ------------  -----------

         As reported under generally accepted accounting
             principles                                                $      37,021        40,455       37,627
                                                                          ============  ============  ===========

        In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (the Codification). The Codification will constitute the only source of "prescribed" statutory accounting practices. Accordingly, once implemented, the definitions of what comprises prescribed versus permitted statutory accounting practices may result in changes to the accounting policies that insurance enterprises use to prepare their statutory financial statements. The implementation date is ultimately dependent on an insurer's state of domicile. The Company is currently evaluating the impact of the Codification on its statutory financial statements.

        In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. Investment valuation is most affected by the use of estimates and assumptions.

        The fair value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flow of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or a loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of such securities and the related recognition of income.

(3)     BASIS OF VALUATION AND INCOME RECOGNITION OF INVESTED ASSETS

        Asset values are generally stated as follows:

           - Investments are valued as prescribed by the NAIC.

           - Bonds not backed by other loans are valued at amortized cost using the interest method.

           - Mortgage-backed bonds, included in bonds, are valued at amortized cost. Amortization of the discount or premium from the purchase of these securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond with a corresponding charge or credit to interest income (the retrospective method).

        Mortgage loans and policy loans are stated at the aggregate unpaid principal value. Short-term investments are carried at amortized cost which approximates fair value.

        Investment income is recorded when earned. Realized capital gains and losses on the sales of investments are determined on the basis of specific costs of investments and are credited or charged to income net of federal income taxes.

(4)     REVENUE AND EXPENSE RECOGNITION

        Premiums, annuity considerations and deposit-type funds are credited to revenue when collected. Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(5)     ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

        Life insurance companies are required to establish an Asset Valuation Reserve (AVR) and an Interest Maintenance Reserve (IMR). The AVR provides for a standardized statutory investment valuation reserve for bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate, and other invested assets. The IMR is designed to defer net realized capital gains and losses presumably resulting from changes in the level of interest rates in the market and to amortize them into income over the remaining life of the bond or mortgage loan sold. The IMR represents the unamortized portion not yet taken into income.

(6)     FEDERAL INCOME TAXES

        Federal income taxes are charged to operations based on income that is currently taxable. No charge to operations is made nor liability established for the tax effect of timing differences between financial reporting and taxable income.

        For 1998, the Company will file a consolidated Federal income tax return with its parent company, CFSLIC. The method of allocation between the companies is both subject to written agreement and approval by the Board of Directors. Allocation is to be based upon separate return calculations, adjusted for any tax deferred intercompany transactions, with current credit for net losses to the extent recoverable in the consolidated return. Intercompany tax balances are to be settled no later than 30 days after related returns are filed.

        Amounts payable or recoverable related to periods before June 1, 1995 are subject to an indemnification agreement with Xerox Corporation which has the effect that the Company is not at risk for any income taxes or entitled to recoveries related to those periods.

The actual Federal income tax expense differed from the expected tax expense computed by applying the U.S. Federal statutory rate to the 1998, 1997, and 1996 net gain from operations before Federal income taxes as follows:

                                             1998                       1997                       1996
                                   -------------------------  -------------------------  -------------------------
                                                                   (IN THOUSANDS)
                                   -------------------------------------------------------------------------------
Computed expected tax expense    $
                                       1,085          35.0%         499         35.0%          795          35.0%
Tax basis reserve adjustment
                                          41           1.3           13           .9           (30)         (1.3)
IMR amortization                         121           3.9           85          6.0            72           3.2
Proxy tax on insurance
    acquisition costs                      3           0.1           33          2.3             4            .2
Adjustment for prior years                48           1.5         (127)        (8.9)           --           --
Intangible amortization                 (376)        (12.1)        (376)       (26.4)         (376)        (16.6)
Other                                    (85)         (2.7)          18          1.3           (20)          (.9)
                                   ------------  -----------  ------------  -----------  -------------------------

                                 $       837          27.0%         145         10.2%          445          19.6%
                                   ============  ===========  ============  ===========  =========================

        The Budget Reconciliation Act of 1990 requires life insurers to capitalize and amortize a "proxy" amount of policy acquisition costs beginning in 1990. This proxy amount is based on a percentage of the life insurance company's premium income and not on actual policy acquisition costs.

(7)     TRANSACTIONS WITH AFFILIATES

        The Company has entered into a service agreement and an investment accounting service agreement with its parent, CFSLIC. The Company has also entered into an investment services agreement with Conning Asset Management Company, a Missouri corporation and an affiliate of the Company, pursuant to which the Company receives investment advice. Under the terms of the agreements, the companies (Service Providers) perform various services for the Company which include investment, underwriting, claims, and certain administrative functions. The Service Providers are reimbursed for their services. Expenses and fees paid to affiliated companies during 1998, 1997, and 1996 were $386,821, $339,670, and
        $337,994, respectively.

(8)     CAPITAL STOCK AND SURPLUS RESTRICTIONS

        The amount of dividends which can be paid by State of New York insurance companies to shareholders is subject to prior approval of the Insurance Commissioner. There have been no other restrictions placed on the unassigned surplus funds.

(9)     FAIR VALUE OF FINANCIAL INSTRUMENTS

        Statement of Financial Accounting Standards No. 107, Disclosures About Fair Value of Financial Instruments (SFAS 107), extends fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

        These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions or market conditions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

              CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS
              AND ACCRUED INVESTMENT INCOME

              The carrying value amounts reported in the balance sheets for these instruments approximate their fair values.

              INVESTMENT SECURITIES AND MORTGAGE LOANS
              (INCLUDING MORTGAGE-BACKED SECURITIES)

              Fair value for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements, certain mortgage-backed securities, and mortgage loans, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. (See note 11 for fair value disclosures). As of December 31, 1997, the fair value of the Company's mortgage loans are equivalent to the carrying value.

              POLICY LOANS

              Fair values of policy loans approximate carrying value as the interest rates on the majority of policy loans are reset periodically and, therefore, approximate current interest rates.

              INVESTMENT CONTRACTS

              The Company's policy contracts require beneficiaries commence receipt of payments by the later of age 85 or 10 years after purchase, and may permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities under investment type contracts are estimated as the amount payable on demand. As of December 31, 1998 and 1997, the cash surrender value of policyholder deposits was approximately $1,118,000 and $4,050,000 less than their stated carrying value. Of the contracts permitting surrender, substantially all provide the option to surrender without fee or adjustment during the 30 days following reset of guaranteed crediting rates. The Company has not determined a practical method to determine the present value of this option.

(10)    LIFE AND ANNUITY ACTUARIAL RESERVES

        There are no deferred fractional premiums on any policies sold or currently in force. There are no premiums beyond the date of death. There are no required reserves for the waiver of deferred fractionals or refund of premiums beyond the date of death.

        Substandard policies are valued using a modification of the standard valuation tables based on the substandard rating. The modification is a 25% additional mortality increase of the standard table for each table rating.

        As of December 31, 1998, the Company had no insurance in force for which the gross premiums were less than the net premiums according to the standard valuation set by the State of New York.

        The tabular interest has been determined from the basic data for the calculation of policy reserves.

        Tabular interest for funds not involving life contingencies for each valuation rate and contractual guaranteed rate was determined as the statutory amount required to support the required statutory reserve based on the Commissioner's annuity reserve valuation method. Generally it is 1/100 of the product of such valuation rate of interest times the mean funds at the beginning and end of the valuation period or issue date of the policy, if less.

The life and annuity actuarial reserves as provided in the accompanying statutory financial statements segregated by type and valuation characteristics for 1998 and 1997 are given below.

                                    1998       1997              VALUATION                    WITHDRAWAL
                                  ---------  ----------
          TYPE                    RESERVE     RESERVE            BASIC/RATE                 CHARACTERISTIC
                                  ---------  ----------  ---------------------------  ----------------------------
                                      (IN THOUSANDS)
Structured settlements          $    1,090     1,058     1983 IAM 8.25%               No withdrawal permitted
SPDA - 1 year                       11,585    11,732     CARVM 5.75% - 7.00%          Fixed surrender charge
SPDA - 5 year                       11,867    15,030     CARVM 7.00% - 8.00%          Withdrawal limited to
                                                                                          10% per year
SPDA - 6 year                           42        37     CARVM 5.75%                  Market value adjustment
SPDA - 5 year                          314       285     CARVM 7.25%                  Market value adjustment
SPDA - 7 year                        6,249     6,027     CARVM 7.25%                  Market value adjustment
Variable                               310        75     CARVM 5.50%                  Fixed surrender charge
Ordinary life                          123       116     1958 CSO 3.5% NL             Fixed surrender charge
Ordinary life                           39        39     1980 CSO CRVM                Fixed surrender charge
Ordinary life                          249       243     1980 CSO 4.5% NO             Fixed surrender charge
Ordinary life                            2         2     Group conversion             Fixed surrender charge
                                                            excess mortality
Ordinary life                            3         3     Guaranteed insurability      Fixed surrender charge
Ordinary life                            -    18,747     1958 CSO ALB 5.5% NL         Fixed surrender charge
Group life                               -    31,291     1958 CSO ALB 5.5% NL         Fixed surrender charge
Ordinary life                            -    20,849     1980 CSO ANB Male            Fixed surrender charge
                                                            5.5% NL
Group life                               -    21,581     1980 CSO ANB Male            Fixed surrender charge
                                                            5.5% NL
Ordinary life                            -    18,564     1980 CSO ANB Female          Fixed surrender charge
                                                            5.5% NL
Group life                               -    19,990     1980 CSO ANB Female          Fixed surrender charge
                                                            5.5% NL
Miscellaneous                           16        16                --                           --
Reinsurance ceded                   (1,523)   (1,477)               --                           --
                                  ---------  ----------

                                $   30,366   164,208
                                  =========  ==========

(11)    INVESTMENTS

The cost or amortized cost and estimated fair value of bonds at December
31, 1998 and 1997 is as follows:

                                                                       1998
                                -----------------------------------------------------------------------------------
                                   COST OR           GROSS            GROSS          ESTIMATED
                                  AMORTIZED        UNREALIZED       UNREALIZED          FAIR           CARRYING
                                     COST            GAINS            LOSSES           VALUE            VALUE
                                ---------------  ---------------  ---------------  ---------------  ---------------
                                                                  (IN THOUSANDS)
Bonds:
    Governments              $          1,288              45                --           1,333             1,288
    Public utilities                    1,800              45                --           1,845             1,800
    Industrial and
    miscellaneous                      55,214           1,039               114          56,139            55,214
                                ---------------  ---------------  ---------------  ---------------  ---------------

         Total bonds         $         58,302           1,129               114          59,317            58,302
                                ===============  ===============  ===============  ===============  ===============

                                                                       1997
                                -----------------------------------------------------------------------------------
                                   COST OR           GROSS            GROSS          ESTIMATED
                                  AMORTIZED        UNREALIZED       UNREALIZED          FAIR           CARRYING
                                     COST            GAINS            LOSSES           VALUE            VALUE
                                ---------------  ---------------  ---------------  ---------------  ---------------
                                                                  (IN THOUSANDS)

Bonds:
    Governments              $          1,267               2                --           1,269             1,267
    Public utilities                    7,134              13                --           7,148             7,134
    Industrial and
    miscellaneous                     151,337           3,261               299         154,299           151,337
                                ---------------  ---------------  ---------------  ---------------  ---------------

         Total bonds         $        159,738           3,276               299         162,716           159,738
                                ===============  ===============  ===============  ===============  ===============


The amortized cost and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown in the following table.
Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they may require monthly principal installments and mortgagees may prepay principal.

                                                                                                   ESTIMATED
                                                                                   CARRYING           FAIR
                                                                                    VALUE            VALUE
                                                                                ---------------  ---------------
                                                                                        (IN THOUSANDS)
Due in one year or less                                                       $           400              404
Due after one year through five years                                                  22,175           22,859
Due after five years through ten years                                                 12,924           13,054
Due after ten years                                                                     4,470            4,667
Mortgage-backed securities                                                             18,333           18,333
                                                                                ---------------  ---------------

         Total                                                                $        58,302           59,317
                                                                                ===============  ===============

Approximately 48.1% of the Company's bonds are of highest quality, 44.9% are of high quality, and 7.0% are of medium quality based on NAIC rating methodology. No provision was made for possible decline in the fair value of individual bonds, other than the establishment of AVR, as of December 31, 1998 or 1997, as the Company intends to hold the investments until such time as no significant loss would result.

The components of net investment income were as follows:

                                                                       1998           1997            1996
                                                                   -------------  --------------  --------------
                                                                                  (IN THOUSANDS)
Income on bonds                                                  $     11,211           11,354          11,274
Income on mortgage loans                                                  855              786             940
Income on short-term investments                                          242              197             106
Income on cash on deposit                                                   6                7               4
Income on policy loans                                                  1,588            1,531           1,281
Miscellaneous interest                                                     --               --               4
                                                                   -------------  --------------  --------------

Total investment income                                                13,902           13,875          13,609
Investment expenses                                                       (89)            (104)           (102)
                                                                   -------------  --------------  --------------

         Net investment income                                         13,813           13,771          13,507
                                                                   =============  ==============  ==============

Realized capital gains/(losses):
     Mortgages                                                            661               --              --
    Bonds                                                               1,594             (211)           (264)
    Short-term investments                                                 --               --              --
                                                                   -------------  --------------  --------------

         Net realized gains/(losses) on investments              $      2,255             (211)           (264)
                                                                   =============  ==============  ==============


Proceeds from sales, redemptions, and paydowns of investments in bonds during 1998 were $118,066,396. Gross gains of $2,641,028 and gross losses of $1,046,860 were realized on those sales.

Proceeds from sales, redemptions, and paydowns of investments in bonds during 1997 were $40,473,142. Gross gains of $213,835 and gross losses of $424,506 were realized on those sales.

Proceeds from sales, redemptions, and paydowns of investments in bonds during 1996 were $40,506,099. Gross gains of $51,375 and gross losses of $315,006 were realized on those sales.

Bonds with a carrying value of approximately $837,431 at December 31, 1998 were deposited with governmental authorities as required by law.

The Company held the following individual securities which exceeded 10% of capital stock and surplus as of December 31, 1998 and 1997:

                                                     1998
-------------------------------------------------------------------
                                                   AMORTIZED
LONG-TERM DEBT SECURITIES                            COST
                                               ------------------
                                                 (IN THOUSANDS)

Community First Bankshares                   $         4,000
FNMA Remic Tr 1992 Ser 124-PH                          3,433
Countryside Mtg. 1993-12 A4                            3,211
Time Warner                                            3,200
Develop Div Rlty                                       3,019
ERAC USA Finance                                       2,998
RJR Nabisco Inc.                                       2,947
Salomon Inc.                                           2,934


                                                       1997
--------------------------------------------------------------------------------------------------------------------
                                             AMORTIZED                                                  AMORTIZED
LONG-TERM DEBT SECURITIES                       COST       LONG-TERM DEBT SECURITIES                       COST
                                            -------------                                              -------------
                                                   (IN THOUSANDS)
FNMA Remic Tr 1992-159 Pk                 $      9,858     Salomon Inc.                             $        4,870
Countryside Mtg. 1993-12 A4                      8,957     American Trans Air 1996-1                         4,850
FNMA Remic Tr 1993 Ser 54-J                      6,663     Newmont Mining Corp.                              4,084
Community First Bankshares                       6,000     Res Funding Mtg. Svcs 1993-S26 A8                 4,009
Time Warner                                      5,419     Union Acceptance Corp. Senior Notes               4,000
Develop Div Rlty                                 5,053     Independent Natl Mtg. 1995-M A2                   3,998
Swire Pacific Finance Ltd.                       5,003     Pru Home Mtg. Sec 1993-31 A10                     3,771
CS First Bost. Fin. Co. Sr                                 Sears Mtg. Securities 1993-7 T5                   3,751
    Sec 1995-A 144AAA                            5,000
American Airlines                                4,984     Countrywide Mtg. Sec 1994-7 A5                    3,518
FNMA Remic Tr 1992 Ser 124 PH                              Cox Communications Inc                            3,352
                                                 4,965
FHLMC Mc Mtg. Prt Crt Ser 1406-G                           Pru Home Mtg. Sec 1994-20 A6                      3,066
                                                 4,954
RJR Nabisco Inc.                                 4,898     Ensearch Exploration                              3,000
Alcoa Aluminum                                   4,894     Enron Corp.                                       3,000
                                                           Telecommunications Inc.                           2,851

(12)    NON-ADMITTED ASSETS

        Assets must be included in the statements of assets and liabilities at admitted asset value, and non-admitted assets, principally agents' balances greater than 90 days past due, must be excluded through a charge against unassigned surplus.

                        FIRST COVA LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 1998, 1997, and 1996


(13)    REINSURANCE

        In 1993, the Company entered into a reinsurance treaty with its parent, CFSLIC. The underlying block of business assumed was single premium whole life policies. On December 31, 1998, the reinsurance contract was terminated and CFSLIC recaptured all of the single premium whole life policies previously assumed by the Company. Reserves assumed at December 31, 1997 approximated $131.0 million.

        Reserves ceded at December 31, 1998 and 1997, were $1,634,569 and $1,584,622, respectively. Reinsurance does not discharge the Company from its primarily liability to policyholders.

(14)    RISK-BASED CAPITAL

        The NAIC has developed certain risk-based capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1998, the Company's total adjusted capital and authorized control level - RBC were $27,364,306 and $959,369, respectively. At this level of adjusted capital, no action is required.

(15)    GUARANTY FUND ASSESSMENTS

        The Company participates, along with all life insurance companies licensed in New York, in an association formed to guarantee benefits to policyholders of insolvent life insurance companies. Under the state law, the Company is contingently liable for its share of claims covered by the guaranty association for insolvencies incurred through 1998 but for which assessments have not yet been determined.

        The Company has not established an estimated liability for unassessed guarantee fund claims incurred prior to December 31, 1998 as management believes that such assessments are not material to the financial statements.

(16)    COMMITMENTS AND CONTINGENCIES

        In the ordinary course of business the Company is involved in various legal actions for which it establishes reserves where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the statutory financial statements.

(17)    OTHER

        Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.


                                                                     SCHEDULE 1

                        FIRST COVA LIFE INSURANCE COMPANY

            Schedule of Selected Financial Data from Annual Statement

                          Year ended December 31, 1998

                            (In thousands of dollars)
Investment income earned:
   Government bonds                                                                         $        74
   Other bonds (unaffiliated)                                                                    11,137
   Bonds of affiliates                                                                               --
   Preferred stocks (unaffiliated)                                                                   --
   Preferred stocks of affiliates                                                                    --
   Common stocks (unaffiliated)                                                                      --
   Common stocks of affiliates                                                                       --
   Mortgage loans                                                                                   855
   Real estate                                                                                       --
   Premium notes, policy loans, and liens                                                         1,588
   Collateral loans                                                                                  --
   Cash on hand and on deposit                                                                        6
   Short-term investments                                                                           242
   Other invested assets                                                                             --
   Derivative instruments                                                                            --
   Aggregate write-in for investment income                                                          --
                                                                                              ----------

           Gross investment income                                                               13,902
                                                                                              ----------

Real estate owned - book value less encumbrances

Mortgage loans - book value:
   Farm mortgages                                                                                    --
   Residential mortgages                                                                             --
   Commercial mortgages                                                                              --
                                                                                             ----------

           Total mortgage loans                                                                      --
                                                                                             ----------

Mortgage loans by standing - book value:
   Good standing                                                                                     --
   Good standing with restructured terms                                                             --
   Interest overdue                                                                                  --
   Foreclosure in process                                                                            --

Other long-term assets - statement value                                                             --

Collateral loans                                                                                     --

Bonds and stocks of parents, subsidiaries, and affiliates - book value:
   Bonds                                                                                             --
   Preferred stocks                                                                                  --
   Common stocks                                                                                     --



                                                              SCHEDULE 1, CONT.

                        FIRST COVA LIFE INSURANCE COMPANY

                       Schedule of Selected Financial Data from Annual Statement

                          Year ended December 31, 1998

                            (In thousands of dollars)
Bonds and short-term investments by class and maturity: Bonds by maturity -
   statement value:
     Due within 1 year or less                                                              $    14,593
     Over 1 year through 5 years                                                                 28,981
     Over 5 years through 10 years                                                               17,886
     Over 10 years through 20 years                                                               2,660
     Over 20 years                                                                                   --
                                                                                              ----------

           Total by maturity                                                                     64,120
                                                                                              ----------

   Bonds by class - statement value:
     Class 1                                                                                     33,873
     Class 2                                                                                     26,159
     Class 3                                                                                      4,088
     Class 4                                                                                         --
     Class 5                                                                                         --
     Class 6                                                                                         --
                                                                                              ----------

           Total by class                                                                        64,120
                                                                                              ----------

Total bonds publicly traded                                                                      40,981

Total bonds privately placed                                                                     17,321

Preferred stocks - statement value                                                                   --

Common stocks - market value                                                                         --

Short-term investments - book value                                                               5,818

Financial options owned - statement value                                                            --

Financial options written and in force - statement value                                             --

Financial futures contracts open - current price                                                     --

Cash on deposit                                                                                      76

Life insurance in force (000's omitted):
   Industrial                                                                                        --
   Ordinary                                                                                           3
   Credit life                                                                                       --
   Group life                                                                                        --
                                                                                             ----------

Amount of accidental death insurance in
   force under ordinary policies                                                                     --
                                                                                             ----------

                                                               SCHEDULE 1, CONT.

                              FIRST COVA LIFE INSURANCE COMPANY

                  Schedule of Selected Financial Data from Annual Statement

                                Year ended December 31, 1998

                                  (In thousands of dollars)
Life insurance policies with disability provisions in force:
   Industrial                                                                               $        --
   Ordinary                                                                                          --
   Credit life                                                                                       --
   Group life                                                                                        --

Supplementary contracts in force:
   Ordinary - not involving life contingencies                                                        7
   Amount on deposit                                                                                 --
   Income payable                                                                                    64

Ordinary - involving life contingencies                                                              --
Income payable                                                                                       --

Group - not involving life contingencies                                                             --
Amount on deposit                                                                                    --
Income payable                                                                                        --

Group - involving life contingencies                                                                 --
Income payable                                                                                       --

Annuities:
   Ordinary:
     Immediate - amount of income payable                                                            --
     Deferred - fully paid account balance                                                       30,994
     Deferred - not fully paid - account balance                                                     --

   Group:
     Immediate - amount of income payable                                                            --
     Fully paid account balance                                                                      --
     Not fully paid - account balance                                                                --

   Accident and health insurance - premiums in force:
     Ordinary                                                                                        --
     Group                                                                                           --
     Credit                                                                                          --

   Deposit funds and dividend accumulations:
     Deposit funds - account balance                                                                 --
     Dividend accumulations - account balance                                                        --

   Claim payments 1997:
     Group accident and health year ended December 31, 1998:
           1998                                                                                      --
           1997                                                                                      --
           1996                                                                                      --

                                                              SCHEDULE 1, CONT.

                        FIRST COVA LIFE INSURANCE COMPANY

                       Schedule of Selected Financial Data from Annual Statement

                          Year ended December 31, 1998

                            (In thousands of dollars)
   Other accident and health:
           1998                                                                             $        --
           1997                                                                                      --
           1996                                                                                      --

   Other coverages that use developmental methods to calculate claims reserves:
           1998                                                                                      --
           1997                                                                                      --
           1996                                                                                      --
                                                                                              ==========

See accompanying independent auditors' report.